SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): 12 August 2004

OCTEL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13879	98-0181725
(State or other jurisdictions	Commission	(I.R.S. employer
of Incorporation)	File Number	identification number)

Octel Corp., Global House, Bailey Lane,
Manchester, UK	M90 4AA
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: 011 - 44 -161- 498 - 8889

Item 5.   Other Events

     Octel Corp. (the “Company”) announced on August 12, 2004, that its Board of Directors had declared a semi-annual dividend of $0.06 (six cents) per share on common stock. The cash dividend will be payable on October 1, 2004 to holders of record of the Company’s common stock at the close of business on August 20, 2004. The press release, dated August 12, 2004, announcing the semi-annual dividend is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     (c)   Exhibits:

99.1     Press Release, dated August 12, 2004, declaring semi-annual dividend.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCTEL CORP.
By:	/s/ Paul W. Jennings
	Name:	Paul W. Jennings
	Title:	Executive Vice President and Chief Financial Officer

Date: August 12, 2004

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated August 12, 2004, declaring semi-annual dividend

EXHIBIT 99.1